Summary
Prospectus

March 1, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, both of which are dated March 1, 2010 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Diversified Stock Fund

Class  A  ......  SRVEX

Class  C  ......  VDSCX

Class  I   ......  VDSIX

Class  R  ......  GRINX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Diversified Stock Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.47%	0.28%	0.18%	0.23%
Total Annual Fund Operating Expense	1.07%	1.88%	0.78%	1.33%

Diversified Stock Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$678	$896	$1,131	$1,806
Class C (If you sell your shares at the end of the period.)	$291	$591	$1,016	$2,201
Class C (If you do not sell your shares at the end of the period.)	$191	$591	$1,016	$2,201
Class I	$80	$249	$433	$966
Class R	$135	$421	$729	$1,601

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

Diversified Stock Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

The Adviser seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks:

The prices of securities held by the Fund may decline if any of the following occurs:

■  The market value of the securities acquired by the Fund declines.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  A company's earnings do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Diversified Stock Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  19.95% (quarter ended June 30, 2003)

Lowest  -24.46% (quarter ended December 31, 2008)

Diversified Stock Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	19.36%	0.77%	2.07%
After Taxes on Distributions	19.20%	(0.26)%	0.85%
After Taxes on Distributions and Sale of Fund Shares	12.75%	0.42%	1.21%
CLASS C
Before Taxes	24.62%	1.15%	2.40%[1]
CLASS I
Before Taxes	27.02%	(7.81)%[2]	N/A
CLASS R
Before Taxes	26.32%	1.68%	2.31%
INDEX
S&P 500 Index[3] Index returns reflect no deduction for fees, expenses, or taxes.	26.46%	0.42%	(0.95)%

1Performance is from March 1, 2002, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

3The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

Management of the Fund:

Investment Adviser:

Victory Capital Management Inc.

Portfolio Managers

Lawrence G. Babin is Chief Investment Officer and Senior Managing Director of the Adviser, and has been the portfolio manager of the Fund since its inception in 1989.

Paul D. Danes is a Senior Portfolio Manager and Managing Director with the Adviser, and has been a portfolio manager of the Fund since July 2000.

Carolyn M. Rains is a Portfolio Manager and a Managing Director of the Adviser, and has been a portfolio manager or associate portfolio manager of the Fund since June 2000.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.